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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 19, 2005
                Date of Report (Date of earliest event reported)



Commission File     Exact Name of Registrant as Specified in Its Charter; State of  IRS Employer
Number              Incorporation; Address of Principal Executive Offices; and      Identification Number
                    Telephone Number
---------------     --------------------------------------------------------------  ---------------------
001-09120           Public Service Enterprise Group Incorporated                    22-2625848
                    (a New Jersey Corporation)
                    80 Park Plaza
                    P.O. Box 1171
                    Newark, New Jersey 07101-1171
                    (973) 430-7000

001-00973           Public Service Electric and Gas Company                         22-1212800
                    (a New Jersey Corporation)
                    80 Park Plaza
                    P.O. Box 570
                    Newark, New Jersey 07101-0570
                    (973) 430-7000

000-49614           PSEG Power LLC
                    (a Delaware Limited Liability Company)                          22-3663480
                    80 Park Plaza-T25
                    Newark, New Jersey 07102-4194
                    (973) 430-7000

000-32503           PSEG Energy Holdings L.L.C.                                     42-1544079
                    (a New Jersey Limited Liability Company)
                    80 Park Plaza-T20
                    Newark, New Jersey 07102-4194
                    (973) 456-3581

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01 Amendment of Material Agreement

This Current Report on Form 8-K is being filed separately by Public Service Enterprise Group Incorporated (PSEG), Public Service Electric and Gas Company (PSE&G), PSEG Power LLC (Power) and PSEG Energy Holdings L.L.C. (Energy Holdings). Information contained herein relating to any individual company is filed by such company on its own behalf. PSE&G, Power and Energy Holdings each make representations only as to itself and make no representations as to any other company.

On April 19, 2005, Registrant amended the Key Executive Severance Plan of Public Service Enterprise Group Incorporated to provide an enhancement to the plan's provisions that would allow participants to receive severance benefits following a change in control.

Under the enhanced provisions, a participant whose position is changed following the effective date of a change in control to one which requires an increase in the one-way commuting distance from his or her principal residence by more than 50 miles may elect to decline the position and terminate his or her employment for "Good Reason" and still receive a severance benefit. However, the severance benefit to which the participant would be entitled in such instance would be limited to two weeks of pay for every year of service (with a minimum of 26 weeks and a maximum of 52 weeks) and certain other health and welfare benefits. This new severance benefit is less than the severance benefits to which a participant would be entitled under the plan's other provisions if, after the effective date of a change in control, the participant's employment were to be terminated without cause or the participant were to terminate his or her employment on account of the other "Good Reason" provisions of the plan.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

     10 Key Executive Severance Plan of Public Service Enterprise Group Incorporated amended on April 19, 2005








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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 Public Service Enterprise Group Incorporated


                                 /s/ Thomas M. O'Flynn
                                 -----------------------------------------------
                                 Thomas M. O'Flynn
                                 Executive Vice President and
                                 Chief Financial Officer




April 21, 2005





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   Public Service Electric and Gas Company

                                   /s/ Robert E. Busch
                                   ---------------------------------------------
                                   Robert E. Busch
                                   Senior Vice President - Finance
                                   and Chief Financial Officer


April 21, 2005





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         PSEG Power LLC

                                         /s/ Thomas M. O'Flynn
                                         ---------------------------------------
                                         Thomas M. O'Flynn
                                         Executive Vice President
                                         and Chief Financial Officer




April 21, 2005





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           PSEG Energy Holdings L.L.C.

                                           /s/ Thomas M. O'Flynn
                                           -------------------------------------
                                           Thomas M. O'Flynn
                                           Executive Vice President and
                                           Chief Financial Officer


April 21, 2005



                          STATEMENT OF DIFFERENCES

The section symbol shall be expressed as.............................. 'SS'